                                                        Exhibit 10.3


Home Properties of New York, L.P.
Amendment No. Nine to
Second Amended and Restated
Agreement of Limited Partnership



The Second Amended and Restated Agreement of Limited Partnership of
Home Properties of New York, L.P. (the "Partnership Agreement") is hereby amended effective April 30, 1998 to substitute the "Schedule A" attached hereto for the "Schedule A" currently attached to the Partnership Agreement. "Schedule A" is hereby amended to reflect the exercise of purchase and put rights by certain partners, and the issuance of Units to the former partners of certain Maryland partnerships that own collectively 1,589 apartment units in and around Baltimore, Maryland.



GENERAL PARTNER
Home Properties of New York, Inc.


/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary


LIMITED PARTNERS LISTED ON ATTACHED SCHEDULE A
By: Home Properties of New York, Inc.
      as attorney in fact

/s/ Ann M. McCormick
-------------------------------
Ann M. McCormick
Secretary





         4/30/98
        SCHEDULE A

  HOME PROPERTIES OF NEW
        YORK, L.P.
   PARTNERS, UNITS AND
   PERCENTAGE INTERESTS

     GENERAL PARTNER


                                                       Number of   Percentage

Name and Identifying       Business or Residence       Units Held  Interest
Number                     Address

Home Properties of New     850 Clinton Square         208,951.050  1.00000%
York, Inc.
                           Rochester, New York
                           14604

     LIMITED PARTNERS

Home Properties Trust      850 Clinton Square        11,696,641.939 55.97790%

                           Rochester, New York
                           14604

Home Leasing Corporation   850 Clinton Square             429,376  2.05491%
                           Rochester, New York
                           14604

Leenhouts Ventures         850 Clinton Square               8,010  0.03833%
                           Rochester, New York
                           14604

Norman P. Leenhouts        850 Clinton Square                 467  0.00223%
                           Rochester, New York
                           14604

Nelson B. Leenhouts        850 Clinton Square                 219  0.00105%
                           Rochester, New York
                           14604

Arlene Z. Leenhouts        850 Clinton Square              50,000  0.23929%
                           Rochester, New York
                           14604

Nancy E. Leenhouts         850 Clinton Square              50,000  0.23929%
                           Rochester, New York
                           14604

Amy L. Tait                850 Clinton Square              11,195  0.05358%
                           Rochester, New York
                           14604

Amy L. Tait and            850 Clinton Square               2,548  0.01219%
   Robert C. Tait          Rochester, New York
                           14604

Ann M. McCormick           850 Clinton Square                 565  0.00270%
                           Rochester, New York
                           14604

Ann M. McCormick and       850 Clinton Square               1,737  0.00831%
   Patrick M. McCormick    Rochester, New York
                           14604

David P. Gardner           850 Clinton Square               3,506  0.01678%
                           Rochester, New York
                           14604

William E. Beach           850 Clinton Square               2,433  0.01164%
                           Rochester, New York
                           14604

William E. Beach and       850 Clinton Square               3,046  0.01458%
   Richelle A. Beach       Rochester, New York
                           14604

Paul O'Leary               850 Clinton Square               3,207  0.01535%
                           Rochester, New York
                           14604

Richard J. Struzzi         850 Clinton Square               2,363  0.01131%
                           Rochester, New York
                           14604

Robert C. Tait             850 Clinton Square                  70  0.00034%
                           Rochester, New York
                           14604

Timothy A. Florczak        850 Clinton Square                 600  0.00287%
                           Rochester, New York
                           14604

Laurie Leenhouts           850 Clinton Square               6,033  0.02887%
                           Rochester, New York
                           14604

Peter L. Cappuccilli, Sr.  605 Genesee Street               6,250  0.02991%
                           Syracuse, New York 13204

Rocco M. Cappuccilli       605 Genesee Street               6,250  0.02991%
                           Syracuse, New York 13204

J. Neil Boger              27 Arlington Drive               1,225  0.00586%
                           Pittsford, New York
                           14534

Joyce P. Caldarone         162 Anchor Drive                 1,225  0.00586%
                           Vero Beach, Florida
                           32963

Linda Wells Davey          17 Green Valley Road             1,225  0.00586%
                           Pittsford, New York
                           14534

John G. Dorschel           20 NE Plantation Road            1,225  0.00586%
                           Stuart, Florida 34996

Richard J. Dorschel        32 Whitestone Lane               1,225  0.00586%
                           Rochester, New York
                           14618

Elizabeth Hatch Dunn       P.O. Box 14261                   2,450  0.01173%
                           North Palm Beach,
                           Florida 33408

William T. Uhlen, Jr.      5556 Vardon Drive                2,450  0.01173%
                           Canandaigua, NY 14424

Jeremy A. Klainer          295 San Gabriel Drive              612  0.00293%
                           Rochester, New York
                           14610

J. Robert Maney            506 Panorama Trail               2,450  0.01173%
                           Rochester, New York
                           14625

John A. McAlpin            6270 Bopple Hill Road            1,225  0.00586%
                           Naples, New York 14512-
                           9771

George E. Mercier          99 Ridgeland Road                1,225  0.00586%
                           Rochester, New York
                           14623

Harold S. Mercier Trust    c/o Star Bank N.A.               1,225  0.00586%
                           Trustee
                           P.O. Box 1118, ML 7193
                           Cincinnati, OH 45201

Michelle Mercier           99 Ridgeland Road                1,225  0.00586%
                           Rochester, New York
                           14623

Jack E. Post               4898 East Lake Road              1,225  0.00586%
                           Rushville, New York
                           14544

Robert T. Silkett          3 Dartmouth Court                1,225  0.00586%
                           Pittsford, New York
                           14534

Carolyn M. Steklof         144 Dunrovin Lane                1,225  0.00586%
                           Rochester, New York
                           14618


Conifer Development, Inc.  850 Clinton Square              20,738  0.09925%
                           Rochester, New York
                           14604

C.O.F. Inc.                850 Clinton Square             294,695  1.41035%
                           Rochester, New York
                           14604

Richard J. Crossed         850 Clinton Square              68,021  0.32554%
                           Rochester, New York
                           14604

Crossed Family Partnership 850 Clinton Square               7,200  0.03446%
                           Rochester, New York
                           14604

Lawrence R. Brattain       850 Clinton Square                 500  0.00239%
                           Rochester, New York
                           14604

C. Terence Butwid          850 Clinton Square               2,000  0.00957%
                           Rochester, New York
                           14604

Kathleen M. Dunham         850 Clinton Square                 200  0.00096%
                           Rochester, New York
                           14604

Peter J. Obourn            850 Clinton Square              30,700  0.14692%
                           Rochester, New York
                           14604

John H. Fennessey          850 Clinton Square              30,700  0.14692%
                           Rochester, New York
                           14604

Timothy D. Fournier        850 Clinton Square               3,750  0.01795%
                           Rochester, New York
                           14604

Barbara Lopa               850 Clinton Square                 100  0.00048%
                           Rochester, New York
                           14604

John Oster                 850 Clinton Square               1,911  0.00915%
                           Rochester, New York
                           14604

Eric Stevens               850 Clinton Square                 100  0.00048%
                           Rochester, New York
                           14604

Tamarack II Associates     850 Clinton Square               2,027  0.00970%
                           Rochester, New York
                           14604

Burton S. August           11 Woodbury Place                4,246  0.02032%
                           Rochester, New York
                           14618

Charles J. August          355 Ambassador Drive             4,246  0.02032%
                           Rochester, New York
                           14610

Robert W. August           35 Woodstone Rise                1,158  0.00554%
                           Pittsford, New York
                           14534


John H. Cline              35 Vick Park A                   2,316  0.01108%
                           Rochester, New York
                           14607

Ralph DeStephano, Sr.      1249-1/2 Long Pond Road          2,316  0.01108%
                           Rochester, New York
                           14626

Howard Weinstein, Trustee  70 Woodland Road                 2,316  0.01108%
U/T/A
dated June 2, 1994         Short Hills, New Jersey
                           07078

Gerald A. Fillmore         3800 Delano Road                 2,316  0.01108%
F/B/O Living Trust of      Oxford, Michigan 48371
G.A.F.

Esther Lowenthal           1400 East Avenue                 2,316  0.01108%
                           Rochester, New York
                           14610

Richard J. Katz, Jr.       191 Island Drive                 2,316  0.01108%
                           Jupiter, Florida 33477

Anwer Masood, MD           1445 Portland Avenue             2,316  0.01108%
                           Rochester, New York
                           14621

Elizabeth W. Pine          1350 Highland Avenue             1,448  0.00693%
                           Rochester, New York
                           14620

Hazel E. Reveal Marital    c/o J. Harrison                  1,340  0.00641%
Trust
 #321001860                Chase P.O. Box 1412
                           Rochester, New York
                           14603

Ernest Reveal Family Trust c/o J. Harrison
 #321001810                Chase P.O. Box 1412                976  0.00467%
                           Rochester, New York
                           14603

Gregory J. Riley, MD       9 Beach Flint Way                2,276  0.01089%
                           Victor, New York 14564

Thomas P. Riley            346 Beach Avenue                 2,316  0.01108%
                           Rochester, New York
                           14612

Tamarack Associates        c/o Mr. Timothy D.               2,316  0.01108%
                           Fournier
                           850 Clinton Square
                           Rochester, New York
                           14604

William G. vonberg         8 Old Landmark Drive             2,316  0.01108%
                           Rochester, New York
                           14618

Stephen C. Whitney         9 Devonwood Lane                   869  0.00416%
                           Pittsford, New York
                           14534

Mr. and Mrs. Frank Zamiara 136 Mendon-Ionia Road            2,316  0.01108%
                           Mendon, New York 14506


The Joseph A. Cicci        109 Wyoming Street              70,000  0.33501%
Revocable Trust
                           Syracuse, New York 13204


Philip J. Solondz          968 Stuyvesant Avenue          236,678  1.13270%
                           Union, New Jersey 07063


Gaby Solondz 1997 Trust    28 Fordham Road                 25,000  0.11965%
dated 9/1/97
                           Livingston, NJ 07039

Daniel Solondz             968 Stuyvesant Avenue          261,678  1.25234%
                           Union, New Jersey 07063

Julia Weinstein            308 E. 72nd St., Apt. 3D        56,051  0.26825%
                           New York, New York 10021


CLASS A LIMITED
PARTNERSHIP INTERESTS
State Treasurer of the     430 West Allegan             1,666,667  7.97635%
State of Michigan,
Custodian of Michigan      Lansing, Michigan  48922
Public School
Employees' Retirement
System, Michigan
State Policy Retirement
System and
Michigan Judges'
Retirement System
__________________________
__________________________
                   _______

Henry A. Quinn             603 Benson House               145,383  0.69578%
                           Rosemont, PA  19010

James J. Grifferty         57 Woods Lane                   23,515  0.11254%
                           Scarsdale, NY 10583

Jack C. Dixon              16 Lands End Drive               3,589  0.01718%
                           Greensboro, NC 27408-
                           3841

Priscilla M. Elder         230 Sundial Court                5,788  0.02770%
                           Vero Beach, FL 32963-
                           3469

John J. Ficca, Jr.         415 Lancaster Avenue -          11,393  0.05452%
                           Unit 8
                           Haverton, PA 19041

LaVonne B. Graese Trust    5193 Fairway Oaks Drive         49,321  0.23604%
                           Windermere, FL 34786

Thomas F. Keaveney         1420 Regatta Drive              10,216  0.04889%
                           Wilmington, NC  28405

Charles T. Hopkins         104 Wood Spring Road             6,202  0.02968%
                           Box 443
                           Gwynedd Valley, PA 19437

Janet T. Klion             25 Bailiwick Road                7,608  0.03641%
                           Greenwich, CT  06831

Louis E. Levy              26 Farmstead Road               15,586  0.07459%
                           Short Hills, NJ  07078

John T. Shanahan           123 Rotary Drive                16,442  0.07869%
                           Summit, NJ  07901

Burton M. Mirsky           21 Woodcrest Drive               4,216  0.02018%
                           Morristown, NJ  07960

Denis J. Taura             90 Montadale Drive               8,892  0.04256%
                           Princeton, NJ  08540

William Simon              KPMG Peat Marwick               12,212  0.05844%
                           725 South Figueroa
                           Street
                           Los Angeles, CA 90017

David M. Seiden            29 Hampton Road                    314  0.00150%
                           Scarsdale, NY 10583

Christopher H. Washburn    910 Malvern Drive                1,333  0.00638%
                           Pottstown, PA  19465

Edward W. Trott            KPMG Peat Marwick                4,176  0.01999%
                           767 Fifth Avenue
                           New York, NY 10153

Michael Meltzer            6362 Innsdale Drive                887  0.00425%
                           Los Angeles, CA 90068

Eugene G. Schorr           KPMG Peat Marwick                  444  0.00212%
                           345 Park Avenue
                           New York, NY  10154

John J. Chopack            202 Hedgemere Drive                444  0.00212%
                           Devon, PA  19333

Neil J. Miotto             KPMG Peat Marwick, LLP           1,679  0.00804%
                           500 East Middlefield
                           Road
                           Mountain View, CA 94043

Alfred W. Fiore            27 Copper Beach Road               444  0.00212%
                           Greenwich, CT 06830

Dallas E. Smith            78083 Foxbrook Lane                222  0.00106%
                           Palm Desert, CA 92211-
                           1229

John M. Guinan             4 Denford Drive                    778  0.00372%
                           Newtown Square, PA 19073

Martin F. Mertz            256 S. Bald Hill Road            7,551  0.03614%
                           New Canaan, CT  06840

Robert G. McGregor         Two Cherry Lane                  8,335  0.03989%
                           Old Greenwich, CT 06870-
                           1902

Sam Yellen                 22433 Oxnard Street              9,938  0.04756%
                           Woodland, CA 91367

Robert J. Logan, Trustee   16925 Timberlake Drive           2,835  0.01357%
                           SW
                           Fort Myers, FL 33908

John D. Collins            2141 Ponus Ridge Road            6,227  0.02980%
                           New Canaan, CT  06840

Michael A. Conway          15 Berndale Drive                6,227  0.02980%
                           Westport, CT  06880

John F. Barna              11 Hummingbird Lane              5,977  0.02860%
                           Darien, CT 06820

David F. Martin            520 Woodland Road                4,511  0.02159%
                           Sewickley, PA 15143-1086

Charles T. Collins         684 Fernfield Circle             5,942  0.02844%
                           Wayne, PA 19087

Peter B. Baker             300 Park Street                  4,871  0.02331%
                           Haworth, NJ  07641

Thomas J. Carroll          111 West 67th Street             8,305  0.03975%
                           Apartment 35E
                           New York, NY 10023

Lillian D. Walsh           29986 Maple View Drive           2,835  0.01357%
                           Rainier, OR 97048

Joseph H. Fisher           345 W. Mountain Road            10,600  0.05073%
                           West Simsbury, CT 06092

James L. Goble             10260 Strait Lane               11,228  0.05374%
                           Dallas, TX  75229

Harold I. Steinberg        1221 Ranleigh Road               2,855  0.01366%
Revocable
 Inter Vivos Trust under   McLean, VA 22101
agreement
dated 5/24/91

William J. Cozine          5 Manchester Court               6,663  0.03189%
                           Morristown, NJ 07960

Andrew J. Capelli          35 Starlight Road                3,344  0.01600%
                           Staten Island, NY 10301

Howard J. Krongard         9 Cornell Way                    8,387  0.04014%
                           Upper Montclair, NJ
                           07043

Jerome Lowengrub           7 Lee Terrace                    8,411  0.04025%
                           Short Hills, NJ  07078

Michael C. Lowengrub       3 Shoreham Drive West              100  0.00048%
Custodian for
  Robin Lowengrub          Dix Hills, NY 11746-6510

Michael C. Lowengrub       3 Shoreham Drive West              200  0.00096%
Custodian for
  Jason Lowengrub          Dix Hills, NY 11746-6510

United Jewish Appeal of    901 Route 10                       100  0.00048%
Metro West
                           Whippany, NJ 07981-1156

Freedom House Foundation   P.O. Box 67                        100  0.00048%
                           Glen Gardner, NJ 08826-
                           0367

Kelly Lowengrub Custodian  30 Randall Shea Drive              100  0.00048%
for
   Kaycee Lowengrub        Swansea, MA 02777-2912

Kelly Lowengrub Custodian  30 Randall Shea Drive              100  0.00048%
for
   Kate Lowengrub          Swansea, MA 02777-2912

Kelly Lowengrub            30 Randall Shea Drive              100  0.00048%
                           Swansea, MA  02777-2912

Kenneth Lowengrub          30 Randall Shea Drive              100  0.00048%
                           Swansea, MA  02777-2912

Lavoy Robison              1001 Green Oaks Drive            2,469  0.01182%
                           Littleton, CO 80121

William F. VanFossan       8576 Woodbriar Drive             1,571  0.00752%
                           Sarasota, FL  34238

Katharine E. Van Riper     57 Foremost Mountain             9,311  0.04456%
                           Road
                           Montville, NJ 07045

Sandra H. Levy             26 Farmstead Road                3,000  0.01436%
                           Short Hills, NJ  07078

Roderick C. McGeary        1911 Waverly Street              3,710  0.01776%
                           Palo Alto, CA 94301

Stanley L. Seiden          #300 Three Islands                  57  0.00027%
                           Boulevard
                           The Anchor Bay Club
                           Hallandale, FL 33009

Shaileen & Timothy Tracy   111 Lampwick Lane                1,100  0.00526%
                           Fairfield, CT 06430

Robert D. Huth             44 W. Lancaster Avenue             571  0.00273%
                           Ardmore, PA 19003

Michael C. Plansky         156 Beach Avenue                   802  0.00384%
                           Larchmont, NY 10538

Frank A. Farnesi           6 Woodford Lane                  1,496  0.00716%
                           Malvern, PA 19355

Harris R. Chorney          43 Mountain Brook Road             705  0.00337%
                           West Hartford, CT  06117

Kenneth Daly               1359 Shadowoak Drive             1,104  0.00528%
                           Malvern, PA 19355

Thomas L. Holton           12861 Marsh Landing              8,136  0.03894%
                           Palm Beach Gardens, FL
                           33418

Richard Isserman           165 W. 66th Street               4,428  0.02119%
                           Apartment 21B
                           New York, New York 10023

Patrick W. Kenny           33 Fulton Place                    642  0.00307%
                           West Hartford, CT 06107

Frank Kilkenny             42 Highland Circle               5,884  0.02816%
                           Bronxville, NY 10708

Robert W. Lambert          P.O. Box 8628                      355  0.00170%
                           Horseshoe Bay, TX 78657-
                           8628


Thomas J. McParland        1117 Ivymont Road                  417  0.00200%
                           Rosemont, PA 19010

S. Thomas Moser            KPMG Peat Marwick                3,079  0.01474%
                           2800 Two First Union
                           Center
                           Charlotte, NC 28282

James T. & Dorothy Powers  9870 Huntcliff Trace             4,158  0.01990%
                           Atlanta, GA 30350

Michael G. Regan           14 Brenner Place                10,984  0.05257%
                           Demarest, NJ 07627

Edward F. Smith            1031 Lawrence Avenue             2,194  0.01050%
                           Westfield, NJ 07090

Timothy P. Tracy Pension   111 Lampwick Lane                1,552  0.00743%
Trust
                           Fairfield, CT 06430

Robert E. & Barbara T.     16846 Glynn Drive                1,282  0.00614%
Buce
                           Pacific Palisades, CA
                           90272

Donald P. Kern             Brynwood Lane                    1,821  0.00871%
                           Greenwich, CT 06831

F. David Fowler            9450 New Bridge Drive            1,821  0.00871%
                           Potomac, MD 20854

L. Glenn Perry             123 Harbor Drive, No.            5,392  0.02581%
                           103
                           Stamford, CT 06902

Herbert E. Morse           18 Porters Cove Road               897  0.00429%
                           Hingham, MA 02043

Eileen M. Walsh            3045 Grand Concourse               449  0.00215%
                           Apartment F-4
                           Bronx, NY 10468

Thomas J. Yoho             12 Indian Rock Lane              1,572  0.00752%
                           Greenwich, CT 06830

Vincent J. Cannella Living 14657 Amberleigh Hill            4,635  0.02218%
Trust                      Court
                           St. Louis, MO 63017

Dorothy L. Shanahan        123 Rotary Drive                 3,711  0.01776%
                           Summit, NJ 07901

Joan L. Kern               Brynwood Lane                    2,388  0.01143%
                           Greenwich, CT 06831

Carol T. Fish              38 Cedar Knoll Road              4,708  0.02253%
                           Cockeysville, MD 21030

Archibald T. Fort          2418 Stanwick Road               1,748  0.00837%
                           Phoenix, MD 21131


Ralph W. Clermont          2311 Clifton Forge Drive         1,324  0.00634%
                           St. Louis, MO 63131

Barbara G. Collins         2141 Ponus Ridge                 1,324  0.00634%
                           New Canaan, CT 06840

Mary Jane & Jay Patchen    9406 Mary Tucker Cove            1,324  0.00634%
                           Memphis, TN 38133

Susan R. Ross              17 Carthage Lane                 1,786  0.00855%
                           Scarsdale, NY 10583

Thomas J. Coffey           5 Brampton Road                    662  0.00317%
                           Malvern, PA 19355

Marie A. Farnesi           6 Woodford Lane                    662  0.00317%
                           Malvern, PA 19355

M. Candace Guinan          4 Denford Drive                    773  0.00370%
                           Newtown Square, PA 19073

Bernard J. Milano          134 MacIntyre Lane                 662  0.00317%
                           Allendale, NJ  07401

Veronica A. Conway         15 Berndale Drive                3,571  0.01709%
                           Westport, CT 06880

Mildred M. Cozine          5 Manchester Court               1,986  0.00950%
                           Morristown, NJ 07960

John & Doris Ficca         415 Lancaster Avenue,            5,295  0.02534%
                           Unit 8
                           Haverford, PA 19041

William A. Hasler          102 Golden Gate Avenue             923  0.00442%
                           Belvedere, CA 94920

Thomas J. Murphy           208 N. Edmonds Avenue              923  0.00442%
                           Havertown, PA 19083

Peter F. Viera             1950 Montgomery Avenue             923  0.00442%
                           Villanova, PA 19085

Anthony J. Del Tufo        20 Church Street - A6              462  0.00221%
                           Greenwich, CT 06830

Bruce R. Lesser            640 Six Sentry Parkway             462  0.00221%
                           Blue Bell, PA 19422

Doris E. Ficca             415 Lancaster Avenue,              776  0.00371%
                           Unit 8
                           Haverford, PA 19041

Joan J. Martin             520 Woodland Road                  388  0.00186%
                           Sewickley, PA 15143-1086

Nadine L. Barna            11 Hummingbird Lane              4,042  0.01934%
                           Darien, CT 06820


Patricia A. Collins        684 Fernfield Circle               388  0.00186%
                           Wayne, PA 19087

Maxine S. Holton           12861 Marsh Landing              6,418  0.03072%
                           Palm Beach Gardens, FL
                           33418

John A. Flack              89  Perkins Road                   642  0.00307%
                           Grenwich, CT  06830
__________________________
__________________________
                   _______

Berger/Lewiston Associates 21790 Coolidge Highway       1,076,594  5.15237%
  Limited Partnership      Oak Park, MI 48237

Stephenson-Madison Heights 21790 Coolidge Highway         104,541  0.50031%
Company
  Limited Partnership      Oak Park, MI 48237

Kingsley-Moravian Company  21790 Coolidge Highway         376,288  1.80084%
  Limited Partnership      Oak Park, MI 48237

Woodland Garden Apartments 21790 Coolidge Highway         319,860  1.53079%
  Limited Partnership      Oak Park, MI 48237

B&L Realty Investments     21790 Coolidge Highway          33,560  0.16061%
  Limited Partnership      Oak Park, MI 48237

Southpointe Square         21790 Coolidge Highway         155,623  0.74478%
Apartments
  Limited Partnership      Oak Park, MI 48237

Greentrees Apartments      21790 Coolidge Highway         275,905  1.32043%
  Limited Partnership      Oak Park, MI 48237

Big Beaver-Rochester       21790 Coolidge Highway         528,348  2.52857%
Properties
  Limited Partnership      Oak Park, MI 48237

Century Realty Investment  21790 Coolidge Highway          99,195  0.47473%
Company
  Limited Partnership      Oak Park, MI 48237
__________________________
__________________________
                   _______

John M. DiProsa            32 Sydenham Road                 6,150  0.02943%
                           Rochester, NY 14609

Claude S. Fedele           12 Beckenham Lane               23,765  0.11373%
                           Fairport, NY 14450

Gabriel W. Gruttadaro      6 Powder Mill Drive             11,150  0.05336%
                           Pittsford, NY 14534

Anthony M. Julian          204 Angelus Drive               11,150  0.05336%
                           Rochester, NY 14622

Joanne M. Lobozzo          756 Rock Beach Road            165,188  0.79056%
                           Rochester, NY 14617

Geraldine B. Lynch         92 Eagle Ridge Circle            3,922  0.01877%
                           Rochester, NY 14617

Michael E. McCusker        7974 Oak Brook Circle           31,687  0.15165%
                           Pittsford, NY 14534


Jack P. Schifano           916 Highland Trails              3,961  0.01896%
                           Avenue
                           Henderson, NV 89015
__________________________
__________________________
                   _______

Donald H. Schefmeyer       63262 Orange Road               92,889  0.44455%
                           South Bend, IN 46614

Stephen W. Hall            7700 St. Andrews Circle
                           West
                           Portage, MI 49024               92,889  0.44455%
__________________________
__________________________
                   _______

Tower Capital, LLC         11501 Huff Court               279,782  1.33898%
                           N. Bethesda, MD 20895

Beverly B. Bernstein       3248 N Street, NW               72,304  0.34603%
                           Washington, DC 20037

Park Shirlington           c/o 11501 Huff Court            72,304  0.34603%
Apartments
 Limited Partnership       N. Bethesda, MD 20895

Leona Libby Feldman        575 Greensward Lane              4,388  0.02100%
                           Delray Beach, FL 33445

Braddock Lee Apartments    c/o 11501 Huff Court            47,282  0.22628%
 Limited Partnership       N. Bethesda, MD 20895

Sarah Selsky               1801 East Jefferson             42,779  0.20473%
                           Street
                           Apartment 608
                           Rockville, MD 20852

Lane F. Libby              352 Mattison Reservoir          20,000  0.09572%
                           Avenue
                           Branchville, NJ 07826

Lauren Libby Pearce        537 Hilarie Road                21,938  0.10499%
                           St. Davids, PA 19807

Amy S. Rubenstein          2814 Dumbarton Street,          11,627  0.05564%
                           NW
                           Washington, DC 20007

Beth Dana Rubenstein       451 29th Street                 13,689  0.06551%
                           San Francisco, CA 94131

Barton S. Rubenstein       4003 Underwood Street           13,689  0.06551%
                           Chevy Chase, MD 20815

Lee G. Rubenstein          4915 Linnean Avenue, NW          2,808  0.01344%
                           Washington, DC 20008

Trust U/W Daryl R.         c/o David Osnos                  2,062  0.00987%
Rubenstein
 F/B/O Amy Sara Rubenstein 1050 Connecticut Avenue,
                           NW
                           Washington, DC 20036

Steven M. Reich 1976 Trust c/o Stephen A. Bodzin           59,313  0.28386%
                           Trustee
                           1156 15th Street, NW
                           Suite 329
                           Washington, DC 20005



WHC Associates, LLC        7201 Wisconsin Avenue           83,364  0.39896%
                           Suite 650
                           Bethesda, MD 20814
__________________________
__________________________
                   _______

Merrill Bank               200 Bradley Place               19,783  0.09468%
                           Apartment 305
                           Palm Beach, FL 33480

Ariel Golden Behr          151 W. 88th Street               1,469  0.00703%
                           New York, NY 10027

Doris Berliner             7 Slade Avenue                   2,637  0.01262%
                           Apartment 108
                           Baltimore, MD 21208

Phillip Chmar              7 Slade Avenue                   3,830  0.01833%
                           Apartment 713
                           Baltimore, MD 21208

Louis K. Coleman           2508 Guilford Avenue             7,152  0.03423%
                           Baltimore, MD 21218

Mark Dopkin                6303 Lincoln Avenue                371  0.00178%
                           Baltimore, MD 21209

Paul Goldberg              7111 Park Heights                  509  0.00244%
                           Avenue,
                           Apartment 712
                           Baltimore, MD 21215

Joseph Goldman             5250 Linnean Avenue, NW          3,661  0.01752%
                           Washington, D.C. 20015

Residuary Trust            3240 Patterson Street,           8,363  0.04002%
                           N.W.
U/W of Milton Goldman      Washington, D.C. 20015-
                           1661

Emmanuel Greenwald         717 Maiden Choice Lane           1,243  0.00595%
                           #511
                           Baltimore, MD 21228

Samuel and Esther Hanik    5800 Nicholson Lane             16,582  0.07936%
                           Apartment 1-903
                           Rockville, MD 20852

Muriel Hettleman           1 Slade Avenue                   6,906  0.03305%
                           Apartment 202
                           Baltimore, MD 21208

Charles Heyman             3409 Old Post Drive              1,406  0.00673%
                           Baltimore, MD 21208

Samuel Hillman Marital     NationsBank                      9,758  0.04670%
Trust
                           c/o Anne Weisner
                           P.O. Box 830151
                           Dallas, TX 75283


Samuel Hillman Residuary   NationsBank                      9,758  0.04670%
Trust
                           c/o Anne Weisner
                           P.O. Box 830151
                           Dallas, TX 75283

Marvin A. Jolson           7812 Ridge Terrace               1,018  0.00487%
                           Baltimore, MD 21208

Isadore Kaplan Revocable   7111 Park Heights Avenue        15,824  0.07573%
Trust
                           Apartment 10
                           Baltimore, MD 21208

Milton Klein               1 Slade Avenue                   7,305  0.03496%
                           Apartment 706
                           Baltimore, MD 21208

Dr. Lee Kress              417 Barby Lane                   7,152  0.03423%
                           Cherry Hill, NJ 08003

Richard & Cheryl Kress     15 W. Aylesbery Road             7,152  0.03423%
                           Suite 700
                           Timonium, MD 21093

William Kress Marital      c/o Richard Kress               60,305  0.28861%
Trust                      Trustee
                           15 W. Aylesbery Road
                           Suite 700
                           Timonium, MD 21093

Elmer W. Leibensperger     1900 Dumont Court                  859  0.00411%
                           Timonium, MD 21093

Merrill & Natalie S. Levy  5906 Eastcliff Drive             2,637  0.01262%
                           Baltimore, MD 21209

Gertrude Myerberg          2227 Ibis Isle Road East        14,611  0.06993%
                           Palm Beach, FL 33480

Bertha Pollack             7420 Westlake Terrace,           2,486  0.01190%
                           #1209
                           Bethesda, MD 20817

Lawrence E. Putnam Family  3241 Worthington Street,         5,424  0.02596%
Trust                      NW
                           Washington, DC 20015

Stephen F. Rosenberg       3 Greenwood Place                  367  0.00176%
                           Suite 307
                           Baltimore, MD 21208

Carol Sadeh                D-93 Ein Kerem                   2,486  0.01190%
                           Jerusalem, Israel 95744

Z. Valeere Sass, Trustee   758 Regency Lakes Drive,         2,637  0.01262%
                           E501
                           Boca Raton, FL 33433

Isadore Schnapper          11 Slade Avenue                 10,421  0.04987%
                           Apartment 304
                           Baltimore, MD 21208

M. Gerald Sellman          2 Yearling Way                  18,347  0.08781%
                           Lutherville, MD 21093


Dr. Albert Shapiro         100 Sunrise Avenue              13,196  0.06315%
                           Palm Beach, FL 33480

Earle K. Shawe             Shawe & Rosenthal               85,085  0.40720%
                           20 S. Charles Street
                           Baltimore, MD 21201

Rhoda E. Silverman,        R. Silverman Rev. Trust          1,469  0.00703%
Trustee
                           3211 Worthington Street,
                           NW
                           Washington, DC 20015

Herbert J. Siegel          14 Straw Hat Road              417,947  2.00021%
                           Owings Mills, MD 21117

Siegel Family, LLLP        c/o Herbert J. Siegel           31,995  0.15312%
                           14 Straw Hat Road
                           Owings Mills, MD 21117

Dr. Edgar Sweren           15 Caveswood Lane                1,018  0.00487%
                           Owings Mills, MD 21117

Dr. Myra Jody Whitehouse   1 Staffordshire Road             2,085  0.00998%
                           Cherry Hill, NJ 08003

Ms. Terry Whitehouse       3706 Taylor Street               2,085  0.00998%
                           Chevy Chase, MD 20815

TOTAL UNITS/INTERESTS                                20,895,104.989


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